SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 15, 2007

Securitized Asset Backed Receivables LLC

(as depositor under the C-BASS Mortgage Loan Trust 2007-CB2 Pooling and Servicing Agreement, dated as of February 1, 2007, relating to the C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2)

(Exact name of registrant as specified in its charter)
Delaware	333-130543-10	37-1472598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 412-4000

                                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2. On February 28, 2007, Securitized Asset Backed Receivables LLC (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and LaSalle Bank National Association, as trustee, of C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2 (the "Certificates"), issued in fifteen classes. The Class A1, Class A2-A, Class A2-B, Class A2-C, Class A2-D, Class A2-E, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate principal amount as of February 28, 2007 of $976,624,000, were sold to Barclays Capital Inc., Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC and HSBC Securities (USA) Inc. (together, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 26, 2007, by and among the Company and the Underwriters.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

      Description

4.1

Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and LaSalle Bank National Association, as trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between the Company, as purchaser, and Credit-Based Asset Servicing and Securitization LLC, as seller.

99.2

Novation Confirmation, dated as of February 28, 2007, among Barclays Bank PLC, Credit-Based Asset Servicing and Securitization LLC and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2.

99.3

Old Confirmation, dated as of February 28, 2007, between Barclays Bank PLC and Credit-Based Asset Servicing and Securitization LLC.

99.4

New Confirmation, including the Credit Support Annex, each dated as of February 28, 2007, between Barclays Bank PLC and LaSalle Bank National Association not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2.

99.5

Underwriting Agreement, dated as of February 26, 2007, between the Company, as depositor, and Barclays Capital Inc., as representative of the Underwriters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITIZED ASSET BACKED RECEIVABLES LLC

By:/s/ Paul Menefee

    Name:  Paul Menefee

    Title:  Director

Dated:  March 15, 2007

Exhibit Index

4.1

Pooling and Servicing Agreement, dated as of February 1, 2007, by and among the Company, as depositor, Litton Loan Servicing LP, as servicer, Credit-Based Asset Servicing and Securitization LLC, as seller and LaSalle Bank National Association, as trustee.

99.1

Mortgage Loan Purchase Agreement, dated as of February 1, 2007, between the Company, as purchaser, and Credit-Based Asset Servicing and Securitization LLC, as seller.

99.2

Novation Confirmation, dated as of February 28, 2007, among Barclays Bank PLC, Credit-Based Asset Servicing and Securitization LLC and LaSalle Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2.

99.3

Old Confirmation, dated as of February 28, 2007, between Barclays Bank PLC and Credit-Based Asset Servicing and Securitization LLC.

99.4

New Confirmation, including the Credit Support Annex, each dated as of February 28, 2007, between Barclays Bank PLC and LaSalle Bank National Association not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust with respect to C-BASS Mortgage Loan Trust 2007-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2.

99.5

Underwriting Agreement, dated as of February 26, 2007, between the Company, as depositor, and Barclays Capital, Inc., as representative of the Underwriters.